UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2010 (December 17, 2010)

SINOBIOMED INC.
(Exact name of registrant as specified in its charter)

Commission File Number 333-128399

Delaware	20-1945139
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Room 4304, 43/F China Resources Building
26 Harbour Road, Wan Chai
Hong Kong  HKSAR
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: 011-852-2511-0238

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 17, 2010, Sinobiomed Inc. (the “Company”) entered into a stock purchase and sale agreement (the “Purchase and Sale Agreement”) with China Nonferrous Metals Resource Geological Survey Inc. (“China Nonferrous”), a British Virgin Islands company and Wanxin Bio-Technology Limited (“Wanxin”), the Company’s wholly-owned British Virgin Islands subsidiary, pursuant to which the Company agreed to sell 100% of its equity interest in Wanxin to China Nonferrous for an aggregate sale price of $200,000.

The foregoing description of the terms of the Asset Purchase Agreement is qualified by reference to the Purchase and Sale Agreement which is attached as Exhibit 10.1 hereto.

 (d)           Exhibits

Exhibit No.	Description

10.1	Purchase and Sale Agreement, dated December 17, 2010, between Sinobiomed, Inc., China Nonferrous Metals Resource Geological Survey Inc. and Wanxin Bio-Technology Limited.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SINOBIOMED INC.

By:	/s/ George Yu
Name:	George Yu
Title:	Chief Executive Officer

Date: December 22, 2010

EXHIBIT INDEX

Exhibit No.	Description

10.1	Purchase and Sale Agreement, dated December 17, 2010, between Sinobiomed, Inc., China Nonferrous Metals Resource Geological Survey Inc. and Wanxin Bio-Technology Limited.